UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020 (December 18, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Sale and Purchase Agreement for 3,000 S19 Pro (110 TH/s) Miners

On December 18, 2020, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) entered into a sale and purchase agreement (the “S19 Pro Agreement”) with Bitmain Technologies Limited (“Bitmain”), for the purchase of 3,000 Antminer S19 Pro (110 Terahash per second) (“TH/s”) digital currency miners (the “S19 Pro Miners”). Pursuant to the S19 Pro Agreement, Riot will pay Bitmain approximately US$8.6 million (subject to adjustments, offsets and costs as set forth in the S19 Pro Agreement) (the “S19 Pro Purchase Price”) in exchange for the 3,000 S19 Pro Miners, to be paid in stages as follows:

•	Thirty percent (30%) of the S19 Pro Purchase Price as a refundable down payment paid on execution of the S19 Pro Agreement;
•	Twenty percent (20%) of the S19 Pro Purchase Price to be paid on or before December 31, 2020;
•	Fifteen percent (15%) of the S19 Pro Purchase Price to be paid on or before March 15, 2021;
•	Twenty percent (20%) of the S19 Pro Purchase Price to be paid on or before April 15, 2021; and
•	The remaining fifteen percent (15%) of the S19 Pro Purchase Price to be paid on or before May 15, 2021.

Pursuant to the S19 Pro Agreement, shipment of the 3,000 S19 Pro Miners will be made in three (3) approximately equal installments of 1,000 S19 Pro Miners, with the first shipment to occur on or before May 31, 2021, the second to occur on or before June 30, 2021, and the third to occur on or before July 31, 2021.

The foregoing description of the S19 Pro Agreement does not purport to be complete and is qualified in its entirety by reference to the S19 Pro Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Report by reference.

Sale and Purchase Agreement for 12,000 S19j Pro (100 TH/s) Miners

On December 18, 2020, Riot entered into an additional sale and purchase agreement (the “S19j Pro Agreement”) with Bitmain for the purchase of 12,000 Antminer S19j Pro (100 TH/s) digital currency miners (the “S19j Pro Miners”). Pursuant to the S19j Pro Agreement, Riot will pay Bitmain approximately US$26.3 million (subject to adjustments, offsets and costs as set forth in the S19j Pro Agreement) (the “S19j Pro Purchase Price”) in exchange for the 12,000 S19j Pro Miners, to be paid in stages as follows:

•	Ten percent (10%) of the S19j Pro Purchase Price as a refundable down payment paid on execution of the S19j Pro Agreement;
•	Twenty percent (20%) of the S19j Pro Purchase Price to be paid on or before January 15, 2021;
•	Twenty percent (20%) of the S19j Pro Purchase Price to be paid on or before February 25, 2021;
•	Ten percent (10%) of the S19j Pro Purchase Price to be paid on or before June 15, 2021;
•	Fifteen percent (15%) of the S19j Pro Purchase Price to be paid on or before July 15, 2021; and
•	The remaining twenty-five percent (25%) of the S19j Pro Purchase Price to be paid on or before August 13, 2021.

Pursuant to the S19j Pro Agreement, shipment of the 12,000 S19j Pro Miners will be made in three (3) installments as follows: (i) 2,000 to be shipped on or before August 31, 2021; (ii) 4,000 to be shipped on or before September 30, 2021; and (iii) the remaining 6,000 to be shipped on or before October 31, 2021.

The foregoing description of the S19j Pro Agreement does not purport to be complete and is qualified in its entirety by reference to the S19 Pro Agreement, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated into this Report by reference.

Item 8.01 – Other Events.

On December 21, 2020, Riot issued a press release announcing the S19 Pro Agreement and the S19j Pro Agreement, as disclosed under Item 1.01 of this Report. A copy of the Corporation’s press release announcing the agreements is attached hereto as Exhibit 99.1.

The information provided under this Item 8.01, including Exhibit 99.1, is being furnished by the Corporation pursuant to this Item 8.01 only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in any such filing.

About Riot Blockchain, Inc.

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 25, 2020, as amended, and as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The discussions regarding material risks also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.
Exhibit Number	Description
10.1†	Sale and Purchase Agreement by and between Riot Blockchain, Inc. and Bitmain Technologies Limited, dated as of December 18, 2020, for the acquisition of 3,000 S19 Pro (110 TH/s) Miners.
10.2†	Sale and Purchase Agreement by and between Riot Blockchain, Inc. and Bitmain Technologies Limited, dated as of December 18, 2020, for the acquisition of 12,000 S19j Pro (100 TH/s) Miners.
99.1	Press Release, issued by Riot Blockchain, Inc. on December 21, 2020, announcing the foregoing agreements with Bitmain (furnished pursuant to Item 8.01 of this Current Report on Form 8-K).*

† Portions of this Exhibit have been omitted as confidential information.

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: December 22, 2020